Exhibit 99.1

press release
Media contact:	Investor contact:
Mike Jacobsen, APR	Christine Marchuska, CAIA
+1 330 490 4498	+1 607 206 9212
michael.jacobsen@dieboldnixdorf.com	christine.marchuska@dieboldnixdorf.com

FOR IMMEDIATE RELEASE:

November 28, 2022

Diebold Nixdorf, Incorporated Announces the Commencement of an Exchange Offer and Consent Solicitation with respect to its Outstanding 8.50% Senior Notes due 2024

HUDSON, Ohio - Diebold Nixdorf, Incorporated (“Parent”) (NYSE:DBD) today announced the commencement of a private exchange offer and consent solicitation (the “Exchange Offer and Consent Solicitation”) with respect to the outstanding 8.50% Senior Notes due 2024 issued by Parent (144A CUSIP: 253651AA1; REG S CUSIP: U25316AA5; Registered CUSIP: 253651AC7) (the “2024 Senior Notes”).

Exchange Offer and Consent Solicitation

The Exchange Offer and Consent Solicitation includes a private offer to Eligible Holders (as defined below) to exchange any and all 2024 Senior Notes for units (the “Units”) consisting of (i) new 8.50%/12.50% Senior Secured PIK Toggle Notes due 2026 to be issued by Parent (the “New Notes”) and (ii) warrants (the “New Warrants”) to purchase common shares, par value $1.25 per share, of Parent (“Common Shares”). The New Warrants will, in the aggregate, be exercisable for up to 19.99% of the Common Shares outstanding on the business day immediately preceding the Settlement Date (as defined below), subject to adjustment.

The Exchange Offer and Consent Solicitation is being made on the terms and subject to the conditions set forth in the Offering Memorandum and Consent Solicitation Statement, dated as of November 28, 2022 (the “Offering Memorandum”), and the related eligibility letter, which set forth in more detail the terms and conditions of the Exchange Offer and Consent Solicitation.

In connection with the Exchange Offer and Consent Solicitation, Parent is also soliciting consents to enter into a supplemental indenture (the “2024 Senior Notes Supplemental Indenture”) with respect to the indenture governing the 2024 Senior Notes, dated as of April 19, 2016 (as amended, the “2024 Senior Notes Indenture”), in order to amend certain provisions of the 2024 Senior Notes Indenture to eliminate certain of the covenants, restrictive provisions and events of default intended to protect holders, among other things, as described in more detail in the Offering Memorandum.

The Exchange Offer and Consent Solicitation will expire at 11:59 p.m., New York City time, on December 23, 2022, unless earlier terminated or extended by Parent (such time and date, as it may be extended, the “Expiration Time”). 2024 Senior Notes tendered may be withdrawn at any time prior to 5:00 p.m., New York City time, on December 9, 2022 (the “Early Delivery Time”), but not thereafter.

The following table sets forth the Exchange Offer Consideration, Early Participation Premium and Total Offer Consideration (each as defined in the Offering Memorandum) for the 2024 Senior Notes.

Exchange Offer
Existing Securities	Maturity Date	Aggregate Principal Amount Outstanding	Exchange Offer Consideration(1)	Early Participation Premium(1)	Total Offer Consideration(1)(3)
2024 Senior Notes (144A CUSIP No. 253651AA1 Reg S CUSIP No. U25316AA5 Registered CUSIP No. 253651AC7)	April 15, 2024	$400,000,000	$950 principal amount of Units representing $950 principal amount of New Notes(1)(4) and the Unit Warrant Number of New Warrants(2)	$50 principal amount of Units representing $50 principal amount of New Notes(1)(4) and the Unit Warrant Number of New Warrants(2)	$1,000 principal amount of Units representing $1,000 principal amount of New Notes(1)(4) and the Unit Warrant Number of New Warrants(2)

(1)	Consideration, representing principal amount of Units, per $1,000 principal amount of 2024 Senior Notes validly tendered and not validly withdrawn, subject to any rounding as described herein.
(2)

Consideration representing New Warrants to purchase Common Shares. Each New Warrant will initially represent the right to purchase one Common Share, subject to certain adjustments as described in the Offering Memorandum, at an exercise price of $0.01 per share. The New Warrants will, in the aggregate and upon exercise, be exercisable for up to 19.99% of the Common Shares outstanding on the business day immediately preceding the Settlement Date (calculated on a non-diluted basis and prior to giving effect to any exercise of such New Warrants and the payment of the exercise price thereof via net settlement as described in the Offering Memorandum) (subject to adjustment as described in the Offering Memorandum, the “Maximum Number of Warrant Shares”). The “Unit Warrant Number” means, for any principal amount of outstanding New Notes represented by outstanding Units (including Units and New Notes issued after the Settlement Date as described more fully in the Offering Memorandum), the number of New Warrants exercisable for an aggregate number of Common Shares equal to the product of (a) (i) such principal amount of New Notes (including any payment-in-kind interest (“PIK Interest”), if applicable) divided by (ii) the aggregate principal amount of outstanding New Notes part of all outstanding Units (including any PIK Interest, if applicable, and New Notes issued as part of Units after the Settlement Date as described more fully in the Offering Memorandum) and (b) the Maximum Number of Warrant Shares, in each case, as of any time of determination. The New Warrants are subject to automatic termination and cancellation in some circumstances, as described more fully in the Offering Memorandum. As described in the Offering Memorandum, Parent may issue Units after the Settlement Date to holders of 2024 Senior Notes that did not participate or were not eligible to participate in the Exchange Offer and Consent Solicitation. The Unit Warrant Number as of the Settlement Date will be reduced if and to the extent such offering of Units after the Settlement Date is consummated to give effect to the issuance of the Units and New Notes in such transaction, as described more fully in the Offering Memorandum.

(3)	Includes the Early Participation Premium for 2024 Senior Notes validly tendered (and not validly withdrawn) at or prior to the Early Delivery Time.
(4)

The New Notes will accrue interest from the date on which such New Notes are issued. Holders will receive payment in the form of additional aggregate principal amount of Units (with no corresponding increase to the warrants component of the Units), based on, and representing, the principal amount of New Notes that form a part thereof, for any amounts of accrued and unpaid interest to, but excluding, the Settlement Date (as defined below), on the 2024 Senior Notes that are exchanged.

For each $1,000 in principal amount of 2024 Senior Notes that an Eligible Holder validly delivers (and does not validly withdraw) in accordance with the terms of the Offering Memorandum at or prior to the Early Delivery Time, such Eligible Holder will receive, on the settlement date, which we currently expect to be the third business day following the Expiration Time (the “Settlement Date”), the Total Exchange Consideration as set forth in the table above, which includes the Early Participation Premium as set forth in the table above, for all such 2024 Senior Notes that are accepted. Holders who validly deliver (and do not validly withdraw) their 2024 Senior Notes after the Early Delivery Time but at or prior to the Expiration Time, will not be eligible to receive the Early Participation Premium and, accordingly, will be eligible to receive, on the Settlement Date, only the Exchange Offer Consideration as set forth in the table above, for all such 2024 Senior Notes that are accepted.

The 2024 Senior Notes may be delivered in denominations of $2,000 principal amount and integral multiples of $1,000 in excess thereof. The Units and, as component parts of the Units, the New Notes will be issued in minimum denominations of $2,000 principal amount and integral multiples of $1.00 principal amount in excess thereof.

As previously reported, Parent entered into a Transaction Support Agreement (the “Transaction Support Agreement”) dated October 20, 2022, with certain of its subsidiaries, including Diebold Nixdorf Dutch Holding B.V. (the “Dutch Issuer” and, together with the other applicable subsidiaries, the “Existing Guarantors”), and certain holders of Parent’s existing indebtedness (the “TSA Supporting Parties”), which was subsequently amended on the date hereof, whereby the TSA Supporting Parties have agreed to the principal terms of a new money financing and recapitalization and exchanges that address certain near-term debt maturities (the “Refinancing Transactions”), subject to the terms and conditions set forth therein. The TSA Supporting Parties represent over 90% of the aggregate principal amount of Parent’s 9.375% Senior Secured Notes due 2025 (the “2025 USD Senior Notes”), over 90% of the aggregate principal amount of the Dutch Issuer’s 9.000% Senior Secured Notes due 2025 (the “2025 EUR Senior Notes”), approximately 97% of the aggregate principal amount of Parent’s existing term loans and approximately 83% of the aggregate principal amount of the 2024 Senior Notes. The terms and conditions of the Transaction Support Agreement are described more fully in the Offering Memorandum and in Parent’s Form 8-K filed on October 20, 2022 and Form 8-K submitted on the date hereof.

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The Exchange Offer and Consent Solicitation are subject to certain conditions, which Parent may waive in full or in part in its sole discretion, but subject to the terms of the Transaction Support Agreement, including, subject to waiver, minimum participation thresholds of 83.4% for the Exchange Offer and Consent Solicitation and 95% for the exchange of the existing term loans described more fully in the Transaction Support Agreement and the Offering Memorandum, among other conditions. Consummation of the Refinancing Transactions on the Settlement Date is a condition to the Exchange Offer and Consent Solicitation. If the conditions to the Exchange Offer and Consent Solicitation are not satisfied, the 2024 Senior Notes Supplemental Indenture will not become operative.

D.F. King & Co., Inc. will also act as the Information and Exchange Agent for the Exchange Offer and Consent Solicitation. Questions or requests for assistance related to the Exchange Offer or for copies of the Offering Memorandum may be directed to D.F. King & Co., Inc. at (800) 290-6428 (U.S. toll free), +1(212) 269-5550 (collect), or diebold@dfking.com (email). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

Eligible Holders are advised to check with any bank, securities broker or other intermediary through which they hold 2024 Senior Notes as to when such intermediary would need to receive instructions from such Eligible Holder in order for that Eligible Holder to be able to participate in, or withdraw their instruction to participate in, the Exchange Offer and Consent Solicitation, before the deadlines specified herein and in the Offering Memorandum. The deadlines set by any such intermediary and The Depositary Trust Company for the submission and withdrawal of tender instructions will also be earlier than the relevant deadlines specified herein and in the Offering Memorandum.

The New Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. Therefore, the New Securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. The Exchange Offer and Consent Solicitation are being made, and the Units, New Notes and New Warrants, are being offered and issued, and this announcement is directed, only (a) in the United States, to holders of the 2024 Senior Notes who are (i) “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) or (ii) an institutional “accredited investor” as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, and (b) outside the United States to holders of the 2024 Senior Notes who are not, and who are not acting for the account or benefit of, any U.S. person as that term is defined in Rule 902 under the Securities Act and, in each case, if the holder is in the European Economic Area, the United Kingdom, Canada or another relevant jurisdiction, such holder is a “non-U.S. qualified offeree.” The holders of the 2024 Senior Notes who have certified to Parent that they are eligible to participate in the Exchange Offer and Consent Solicitation pursuant to at least one of the foregoing conditions as set forth in the eligibility letter are referred to as “Eligible Holders.” Only Eligible Holders are authorized to receive or review the Offering Memorandum or to participate in the Exchange Offer and Consent Solicitation. The New Securities will not be transferable except in accordance with the restrictions described in the Offering Memorandum. The eligibility letter can be accessed at the following link: www.dfking.com/diebold.

For the purposes of the foregoing paragraph, “non-U.S. qualified offeree” means:

(1) Any person that is located and/or resident in a Member State of the European Economic Area and is (x) a qualified investor as defined in Article 2 of Regulation (EU) 2017/1129 (as amended) and (y) not a retail investor. For these purposes, a “retail investor” means a person who is one (or more) of the following: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (ii) a customer within the meaning of Directive (EU) 2016/97 (as amended), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II;

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(2) Any person that is located and/or resident in the United Kingdom and is:

(x) a qualified investor as defined in Article 2 of Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (“EUWA”);

(y) not a retail investor; and

(z) an investment professional falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”) or (iii) a high net worth entity or other person to whom it may lawfully be communicated , falling within Article 49(2) (a) to (d) of the Order;

and for the purposes of this paragraph (2), a “retail investor” means a person who is one (or more) of the following: (i) a retail client as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the EUWA; or (ii) a customer within the meaning of the provisions of the Financial Services and Markets Act 2000 (the “FSMA”) and any rules or regulations made under the FSMA to implement the Directive (EU) 2016/97, where that customer would not qualify as a professional client as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA;

(3) Any person that is resident in the Provinces of Ontario, British Columbia or Alberta, Canada and is (i) an accredited investor, as defined in National Instrument 45-106 Prospectus Exemptions or subsection 73.3(1) of the Securities Act (Ontario), as applicable, and (ii) a permitted client as defined in National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations; or

(4) Any person outside the United States, the European Economic Area, the United Kingdom and Canada to whom the Exchange Offer may be made in compliance with all other applicable laws and regulations of any applicable jurisdiction.

About Diebold Nixdorf

Diebold Nixdorf, Incorporated (NYSE: DBD) automates, digitizes and transforms the way people bank and shop. As a partner to the majority of the world’s top 100 financial institutions and top 25 global retailers, our integrated solutions connect digital and physical channels conveniently, securely and efficiently for millions of consumers each day. The company has a presence in more than 100 countries with approximately 22,000 employees worldwide. Visit www.DieboldNixdorf.com for more information.

Disclaimer

This press release does not constitute an offer to sell or buy, nor the solicitation of an offer to sell or buy, any securities referred to herein. Any solicitation or offer will only be made pursuant to the Offering Memorandum and only to such persons and in such jurisdictions as is permitted under applicable law.

The Exchange Offer and Consent Solicitation is being made solely pursuant to the Offering Memorandum. The Exchange Offer and Consent Solicitation is not being made to holders of 2024 Senior Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Exchange Offer and Consent Solicitation to be made by a licensed broker or dealer, the Exchange Offer and Consent Solicitation will be deemed to be made on behalf of Parent by the Dealer Manager for the Exchange Offer and Consent Solicitation or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

Forward-Looking Statements

This press release contains statements that are not historical information and are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give current expectations or forecasts of future events and are not guarantees of future performance. These forward-looking statements include, but are not limited to, projections, statements regarding the company’s expected future performance (including expected results of operations and financial guidance), future financial condition, potential impact of the ongoing coronavirus (COVID-19) pandemic, anticipated operating results, strategy plans, future liquidity and financial position.

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Statements can generally be identified as forward looking because they include words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “will,” “estimates,” “potential,” “target,” “predict,” “project,” “seek,” and variations thereof or “could,” “should” or words of similar meaning. Statements that describe the company’s future plans, objectives or goals are also forward-looking statements, which reflect the current views of the company with respect to future events and are subject to assumptions, risks and uncertainties that could cause actual results to differ materially. Although the company believes that these forward-looking statements are based upon reasonable assumptions regarding, among other things, the economy, its knowledge of its business, and key performance indicators that impact the company, these forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in or implied by the forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

The factors that may affect the company’s results include, among others:

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our ability to successfully complete the transactions contemplated by the Transaction Support Agreement, including the ability to negotiate and execute definitive documentation, the receipt of required consents to any or all of such transactions, satisfaction of any conditions in any such documentation and the availability of alternative transactions;

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the overall impact of the global supply chain complexities on the company and its business, including delays in sourcing key components as well as longer transport times, especially for container ships and U.S. trucking, given the company’s reliance on suppliers, subcontractors and availability of raw materials and other components;

•	our ability to successfully convert our backlog into sales, including our ability to overcome supply chain and liquidity challenges;

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the ultimate impact of the ongoing COVID-19 pandemic and other public health emergencies, including further adverse effects to the company’s supply chain, maintenance of increased order backlog, and the effects of any COVID-19 related cancellations;

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the company’s ability to successfully meet its cost-reduction goals and continue to achieve benefits from its cost-reduction initiatives and other strategic initiatives, such as the current $150m+ cost savings plan;

•	the success of the company’s new products, including its DN Series line and EASY family of retail checkout solutions, and electronic vehicle charging service business;

•	the impact of a cybersecurity breach or operational failure on the company’s business;

•	the company’s ability to generate sufficient cash to service its debt or to comply with the covenants contained in the agreements governing its debt and to successfully refinance its debt;

•	the company’s ability to attract, retain and motivate key employees;

•	the company’s reliance on suppliers, subcontractors and availability of raw materials and other components;

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changes in the company’s intention to further repatriate cash and cash equivalents and short-term investments residing in international tax jurisdictions, which could negatively impact foreign and domestic taxes;

•	the company’s success in divesting, reorganizing or exiting non-core and/or non-accretive businesses and its ability to successfully manage acquisitions, divestitures, and alliances;

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the ultimate outcome of the appraisal proceedings initiated in connection with the implementation of the Domination and Profit Loss Transfer Agreement with the former Diebold Nixdorf AG (which was dismissed in the company’s favor at the lower court level in May 2022) and the merger/squeeze-out;

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the impact of market and economic conditions, including the bankruptcies, restructuring or consolidations of financial institutions, which could reduce the company’s customer base and/or adversely affect its customers’ ability to make capital expenditures, as well as adversely impact the availability and cost of credit;

•	the impact of competitive pressures, including pricing pressures and technological developments;

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changes in political, economic or other factors such as currency exchange rates, inflation rates (including the impact of possible currency devaluations in countries experiencing high inflation rates), recessionary or expansive trends, hostilities or conflicts (including the conflict between Russia and Ukraine), disruption in energy supply, taxes and regulations and laws affecting the worldwide business in each of the company’s operations;

•	the company’s ability to maintain effective internal controls;

•	unanticipated litigation, claims or assessments, as well as the outcome/impact of any current/pending litigation, claims or assessments;

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•	the effect of changes in law and regulations or the manner of enforcement in the U.S. and internationally and the company’s ability to comply with government regulations; and

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other factors included in the company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2021, its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2022, June 30, 2022 and September 30, 2022 and in other documents the company files with the SEC.

Except to the extent required by applicable law or regulation, the company undertakes no obligation to update these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

You should consider these factors carefully in evaluating forward-looking statements and are cautioned not to place undue reliance on such statements.

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